Exhibit 99.2

Equity One, Inc.

Supplemental Information Package

December 31, 2012

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
December 31, 2012
(unaudited)

TABLE OF CONTENTS
Page
Overview
Disclosures	3
Summary Financial Results and Ratios	4

Assets, Liabilities, and Equity
Condensed Consolidated Balance Sheets	5
Market Capitalization	6

Income, EBITDA, and FFO
Condensed Consolidated Statements of Operations	7
Pro Forma Financial Information for Discontinued Operations	8
Net Operating Income	9
Adjusted EBITDA	10
Consolidated Statements of Funds from Operations	11-12
Additional Disclosures	13

Leasing Data
Tenant Concentration - Top Twenty Five Tenants	14
Recent Leasing Activity	15
Shopping Center Lease Expiration Schedule	16

Property Data
Annual Minimum Rent of Operating Properties by Metro/Region	17
Property Status Report	18-26
Real Estate Acquisitions and Dispositions	27
Real Estate Developments and Redevelopments	28

Debt Schedules
Debt Summary	29
Consolidated Debt Maturity Schedule	30
Consolidated Debt Summary	31-32

Joint Venture Supplemental Data	33-35

EQUITY ONE, INC.
DISCLOSURES
As of December 31, 2012

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitutes forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in the states in which Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; the risks that Equity One may not be able to proceed with or obtain necessary approvals for development or redevelopment projects or that it may take more time to complete such projects or incur costs greater than anticipated; the availability of properties for acquisition; the extent to which continuing supply constraints occur in geographic markets where Equity One owns properties; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; changes in Equity One’s credit ratings; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.
Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP and is unaudited information. The Company’s Form 10-K for the year ended December 31, 2012, should be read in conjunction with this Supplemental Information Package. The results of operations of any property acquired are included in our financial statements since the date of its acquisition, although such properties may be excluded from certain metrics disclosed in this Supplemental Information Package. When presenting the balance sheet and income statement of unconsolidated joint ventures we exclude variable interest entities required to be consolidated under GAAP for which the joint venture does not hold title to the underlying property.
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We make certain adjustments to EBITDA, which we refer to as adjusted EBITDA, to account for items we do not believe are representative of ongoing operating results. Given the nature of our business as a real estate owner and operator, we believe that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because these computations exclude various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.
EBITDA and Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA and Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing the Company’s financial performance.
Use of Funds from Operations as a Non-GAAP Financial Measure
We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, “Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” We also believe that Recurring FFO is a useful measure of our core operating performance that facilitates comparability of historical financial periods. FFO, as defined by NAREIT, is net income (computed in accordance with GAAP), excluding (gains or losses) from sales of, or any impairment charges related to, depreciable operating properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. In October 2011, NAREIT clarified that FFO should exclude the impact of impairment losses on depreciable operating properties, either wholly owned or in joint ventures. We have calculated FFO for all periods presented in accordance with this clarification.
FFO and Recurring FFO are presented to assist investors in analyzing our operating performance. Neither FFO nor Recurring FFO (i) represents cash flow from operations as defined by GAAP, (ii) is indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is an alternative to cash flow as a measure of liquidity, or (iv) should be considered as an alternative to net (loss) income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net (loss) income is the most directly comparable GAAP measure to FFO and Recurring FFO.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
For the three months and years ended December 31, 2012 and 2011 (unaudited)
(in thousands, except per share data)

	For the three months ended		For the year ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Summary Financial Results
Total revenues*	$87,640	$88,574	$337,505	$351,864
Adjusted EBITDA* (see page 10)	$55,613	$54,484	$207,423	$221,303
Property net operating income* (see page 9)	$63,536	$63,873	$243,850	$250,229
General & administrative expenses (G&A)* - Adjusted (1)	$9,160	$9,911	$37,686	$38,103
Net (loss) income attributable to Equity One	$(32,792)	$(3,702)	$(3,477)	$33,621
(Loss) earnings per diluted share	$(0.28)	$(0.04)	$(0.04)	$0.29
Funds from operations (FFO)	$3,077	$30,489	$97,660	$146,768
FFO per diluted share	$0.03	$0.25	$0.85	$1.21
Recurring FFO	$38,468	$35,403	$143,144	$136,153
Recurring FFO per share	$0.30	$0.29	$1.14	$1.12
Total dividends paid per share	$0.22	$0.22	$0.88	$0.88
Weighted average diluted shares used in EPS computations	116,837	112,567	114,233	110,241
Weighted average diluted shares used in FFO computations (2)	117,118	124,020	114,549	121,474
Weighted average diluted shares used in Recurring FFO computations (2)	128,476	124,020	125,907	121,474

Summary Operating and Financial Ratios
Core shopping center portfolio occupancy at end of period (see pages 18-26)	92.1%	90.7%	92.1%	90.7%
Same-property shopping center portfolio occupancy at end of period (3)	91.9%	91.4%	91.9%	91.4%
Same-property NOI growth - cash basis (see page 9)	3.5%	(0.5%)	3.3%	1.3%
NOI margin (see page 9)	73.1%	72.7%	72.8%	71.6%
Expense recovery ratio*	82.9%	75.6%	82.1%	75.2%
New, renewal and option rent spread - cash basis (see page 15)	7.9%	(2.6%)	6.6%	(3.2)%
Adjusted G&A expense to total revenues (1)	10.5%	11.2%	11.2%	10.8%
Net debt to total market capitalization (see page 6)	36.4%	35.6%	36.4%	35.6%
Net debt to Adjusted EBITDA (see page 10)	7.0	5.6	7.6	5.5
Adjusted EBITDA to interest expense* (see page 10)	2.8	2.6	2.8	2.6
Adjusted EBITDA to fixed charges* (see page 10)	2.6	2.2	2.5	2.2

* The indicated line item includes amounts reported in discontinued operations.

(1) G&A expenses for the three months ended December 31, 2012 and 2011 deducts $1.4 million and $3.2 million, respectively, for external costs associated with acquisition and disposition related expenses. G&A expenses for the year ended December 31, 2012 deducts $4.8 million for external costs associated with acquisition and disposition related expenses and for the year ended December 31, 2011 deducts $11.8 million for external costs associated with acquisition and disposition related expenses and $1.1 million in severance costs.
(2) Weighted average diluted shares for the three months and year ended December 31, 2011 are higher than the GAAP diluted weighted average shares as a result of the 11.4 million units held by Liberty International Holdings, Ltd. which are convertible into our common stock, and also as a result of employee stock options. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is anti-dilutive.
(3) Information provided on a same property basis is provided for only those properties that were owned and operated for the entirety of both periods being compared, excludes properties that were redeveloped, expanded or under development and properties purchased or sold at any time during the periods being compared.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
As of December 31, 2012, 2011 and 2010 (unaudited)
(in thousands)

	December 31, 2012	December 31, 2011	December 31, 2010
Assets
Properties:
Income producing	$3,148,968	$2,830,025	$1,989,660
Less: accumulated depreciation	(335,862)	(277,197)	(228,956)
Income producing properties, net	2,813,106	2,552,828	1,760,704
Construction in progress and land held for development	108,721	111,844	74,399
Properties held for sale	84,409	144,451	622,551
Properties, net	3,006,236	2,809,123	2,457,654

Cash and cash equivalents (1)	27,858	103,524	38,333
Accounts and other receivables, net	14,320	17,790	12,559
Investments in and advances to unconsolidated joint ventures	72,171	50,158	59,736
Loans receivable, net	140,708	45,279	—
Goodwill	7,426	7,957	8,925
Other assets	233,949	188,740	103,355
Total assets	$3,502,668	$3,222,571	$2,680,562

Liabilities and equity
Liabilities:
Mortgage notes payable	$439,156	$459,677	$330,626
Unsecured senior notes payable	731,136	691,136	691,136
Term loan	250,000	—	—
Unsecured revolving credit facilities	172,000	138,000	—
	1,592,292	1,288,813	1,021,762
Unamortized premium (discount) on notes payable, net	7,058	7,896	(2,196)
Total notes payable	1,599,350	1,296,709	1,019,566

Accounts payable and other liabilities	260,947	222,862	114,835
Liabilities associated with properties held for sale	3,325	40,285	205,933
Deferred tax liability	12,016	14,709	46,523
Total liabilities	1,875,638	1,574,565	1,386,857

Redeemable noncontrolling interests	22,551	22,804	3,864

Total stockholders’ equity of Equity One, Inc.	1,396,726	1,417,316	1,285,907

Noncontrolling interests	207,753	207,886	3,934

Total liabilities and equity	$3,502,668	$3,222,571	$2,680,562

(1) Includes restricted cash and cash held in escrow.

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of December 31, 2012, 2011 and 2010 (unaudited)
(in thousands, except share data)

	December 31, 2012	December 31, 2011	December 31, 2010
Closing market price of common stock	$21.01	$16.98	$18.18
Common stock shares
Basic common shares	116,938.373	112,599.355	102,326.818
Diluted common shares
Unvested restricted common shares	119.442	107.888	149.980
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	284.173	114.575	124.506
Long term incentive plan performance awards (treasury method, closing price)	213.006	—	356.516
Convertible CapCo Partnership Units	11,357.837	11,357.837	—
Diluted common shares	129,006.487	124,273.311	103,051.476

Equity market capitalization	$2,710,426	$2,110,161	$1,873,476

Total debt (excluding unamortized/unaccreted premium/(discount)) (1)	$1,595,110	$1,328,174	$1,224,796
Cash and equivalents	(27,858)	(103,524)	(38,333)
Net debt (1)	$1,567,252	$1,224,650	$1,186,463

Total debt (excluding unamortized/unaccreted premium/(discount)) (1)	$1,595,110	$1,328,174	$1,224,796
Equity market capitalization	2,710,426	2,110,161	1,873,476
Total market capitalization	$4,305,536	$3,438,335	$3,098,272

Net debt to total market capitalization at current market price	36.4%	35.6%	38.3%

Net debt to total market capitalization at constant share price of $16.98	41.4%	35.6%	39.9%

Gross real estate investments (2)	$3,482,806	$3,131,599	$2,686,610

Net debt to gross real estate investments	45.0%	39.1%	44.2%

(1) Includes $2.8 million, $39.4 million and $203.0 million of secured mortgage debt related to assets held for sale as of December 31, 2012, 2011 and 2010, respectively.
(2) Includes investments in mezzanine and mortgage loans receivable.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the three months and years ended December 31, 2012 and 2011 (unaudited)
(in thousands, except per share amounts)

	Three months ended		Percent Change	Year ended			Percent Change
	December 31, 2012	December 31, 2011		December 31, 2012	December 31, 2011
REVENUE:
Minimum rent	$64,956	$56,774		$246,105	$212,783
Expense recoveries	18,902	15,090		72,757	61,958
Percentage rent	582	396		4,260	3,180
Management and leasing services	686	697		2,489	2,287
Total revenue	85,126	72,957	16.7%	325,611	280,208		16.2%
COSTS AND EXPENSES:
Property operating	22,709	19,222		87,645	79,126
Rental property depreciation and amortization	21,721	24,877		86,006	81,446
General and administrative	10,557	13,083		42,474	50,976
Total costs and expenses	54,987	57,182	(3.8)%	216,125	211,548		2.2%
INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	30,139	15,775		109,486	68,660
OTHER INCOME AND EXPENSE:
Investment income	2,633	1,167		7,248	4,342
Equity in income of unconsolidated joint ventures	413	135		542	4,829
Other income	3	149		45	406
Interest expense	(19,391)	(17,852)		(72,175)	(68,964)
Amortization of deferred financing fees	(647)	(561)		(2,479)	(2,207)
Gain on bargain purchase	—	—		—	30,561
(Loss) gain on sale of real estate	—	(24)		—	5,541
Loss on extinguishment of debt	(29,501)	(2,408)		(29,153)	(2,175)
Impairment loss	(18,824)	(524)		(22,772)	(19,158)
(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	(35,175)	(4,143)		(9,258)	21,835
Income tax benefit of taxable REIT subsidiaries	2,920	1,584		2,503	5,064
(LOSS) INCOME FROM CONTINUING OPERATIONS	(32,255)	(2,559)	(1,160.5%)	(6,755)	26,899		(125.1%)
DISCONTINUED OPERATIONS:
Operations of income producing properties	440	6,158		4,061	20,515
Gain on disposal of income producing properties	2,321	395		16,588	4,407
Impairment loss on income producing properties	(798)	(187)		(6,669)	(38,178)
Income tax (expense) benefit of taxable REIT subsidiaries	—	(4,878)		—	29,575
INCOME FROM DISCONTINUED OPERATIONS	1,963	1,488		13,980	16,319
NET (LOSS) INCOME	(30,292)	(1,071)	(2,728.4%)	7,225	43,218		(83.3%)
Net income attributable to noncontrolling interests - continuing operations	(2,500)	(2,623)		(10,702)	(9,630)
Net (income) loss attributable to noncontrolling interests - discontinued operations	—	(8)		—	33
NET (LOSS) INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$(32,792)	$(3,702)	(785.8%)	$(3,477)	$33,621		(110.3%)
(LOSS) EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	$(0.30)	$(0.05)		$(0.16)	$0.15
Discontinued operations	0.02	0.01		0.12	0.15
	$(0.28)	$(0.04)	(600.0%)	$(0.04)	$0.29	*	(113.8%)
(LOSS) EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	$(0.30)	$(0.05)		$(0.16)	$0.15
Discontinued operations	0.02	0.01		0.12	0.15
	$(0.28)	$(0.04)	(600.0%)	$(0.04)	$0.29	*	(113.8%)
Weighted average shares outstanding:
Basic	116,837	112,567		114,233	110,099
Diluted	116,837	112,567		114,233	110,241
*Note: EPS does not foot due to the rounding of the individual calculations.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the three months and years ended December 31, 2012 and 2011 (unaudited)
(in thousands)

	Three months ended December 31, 2012			Three months ended December 31, 2011			Year ended December 31, 2012			Year ended December 31, 2011
	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$64,956	$1,983	$66,939	$56,774	$12,555	$69,329	$246,105	$9,496	$255,601	$212,783	$58,827	$271,610
Expense recoveries	18,902	517	19,419	15,090	3,046	18,136	72,757	2,128	74,885	61,958	12,717	74,675
Percentage rent	582	14	596	396	16	412	4,260	270	4,530	3,180	112	3,292
Management and leasing services	686	—	686	697	—	697	2,489	—	2,489	2,287	—	2,287
Total revenue	85,126	2,514	87,640	72,957	15,617	88,574	325,611	11,894	337,505	280,208	71,656	351,864

COSTS AND EXPENSES:
Property operating	22,709	709	23,418	19,222	4,782	24,004	87,645	3,521	91,166	79,126	20,222	99,348
Rental property depreciation and amortization	21,721	491	22,212	24,877	984	25,861	86,006	2,305	88,311	81,446	14,881	96,327
General and administrative	10,557	—	10,557	13,083	17	13,100	42,474	13	42,487	50,976	57	51,033
Total costs and expenses	54,987	1,200	56,187	57,182	5,783	62,965	216,125	5,839	221,964	211,548	35,160	246,708

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	30,139	1,314	31,453	15,775	9,834	25,609	109,486	6,055	115,541	68,660	36,496	105,156

OTHER INCOME AND EXPENSE:
Investment income	2,633	—	2,633	1,167	2	1,169	7,248	1	7,249	4,342	5	4,347
Equity in income of unconsolidated joint ventures	413	—	413	135	—	135	542	—	542	4,829	704	5,533
Other income	3	—	3	149	—	149	45	453	498	406	16	422
Interest expense	(19,391)	(146)	(19,537)	(17,852)	(3,431)	(21,283)	(72,175)	(993)	(73,168)	(68,964)	(16,460)	(85,424)
Amortization of deferred financing fees	(647)	—	(647)	(561)	(4)	(565)	(2,479)	(6)	(2,485)	(2,207)	(25)	(2,232)
Gain on bargain purchase	—	—	—	—	—	—	—	—	—	30,561	—	30,561
Gain (loss) on sale of real estate	—	2,321	2,321	(24)	395	371	—	16,588	16,588	5,541	4,407	9,948
Loss on extinguishment of debt	(29,501)	(728)	(30,229)	(2,408)	(243)	(2,651)	(29,153)	(1,449)	(30,602)	(2,175)	(221)	(2,396)
Impairment loss	(18,824)	(798)	(19,622)	(524)	(187)	(711)	(22,772)	(6,669)	(29,441)	(19,158)	(38,178)	(57,336)
(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	(35,175)	1,963	(33,212)	(4,143)	6,366	2,223	(9,258)	13,980	4,722	21,835	(13,256)	8,579
Income tax benefit (expense) of taxable REIT subsidiaries	2,920	—	2,920	1,584	(4,878)	(3,294)	2,503	—	2,503	5,064	29,575	34,639
(LOSS) INCOME FROM CONTINUING OPERATIONS	(32,255)	1,963	(30,292)	(2,559)	1,488	(1,071)	(6,755)	13,980	7,225	26,899	16,319	43,218

DISCONTINUED OPERATIONS:
Operations of income producing properties	440	(440)	—	6,158	(6,158)	—	4,061	(4,061)	—	20,515	(20,515)	—
Gain on disposal of income producing properties	2,321	(2,321)	—	395	(395)	—	16,588	(16,588)	—	4,407	(4,407)	—
Impairment loss on income producing properties	(798)	798	—	(187)	187	—	(6,669)	6,669	—	(38,178)	38,178	—
Income tax benefit of taxable REIT subsidiaries	—	—	—	(4,878)	4,878	—	—	—	—	29,575	(29,575)	—
INCOME FROM DISCONTINUED OPERATIONS	1,963	(1,963)	—	1,488	(1,488)	—	13,980	(13,980)	—	16,319	(16,319)	—

NET (LOSS) INCOME	(30,292)	—	(30,292)	(1,071)	—	(1,071)	7,225	—	7,225	43,218	—	43,218

Net income attributable to noncontrolling interests - continuing operations	(2,500)	—	(2,500)	(2,623)	(8)	(2,631)	(10,702)	—	(10,702)	(9,630)	33	(9,597)
Net (income) loss attributable to noncontrolling interests - discontinued operations	—	—	—	(8)	8	—	—	—	—	33	(33)	—

NET (LOSS) INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$(32,792)	$—	$(32,792)	$(3,702)	$—	$(3,702)	$(3,477)	$—	$(3,477)	$33,621	$—	$33,621

EQUITY ONE, INC.
NET OPERATING INCOME
For the three months and years ended December 31, 2012 and 2011 (unaudited)
(in thousands)

	Three months ended		Percent Change	Year ended		Percent Change
	December 31, 2012	December 31, 2011		December 31, 2012	December 31, 2011
Total net operating income (1)
Total rental revenue	$86,954	$87,877	(1.1%)	$335,016	$349,577	(4.2%)
Property operating expenses	23,418	24,004	(2.4%)	91,166	99,348	(8.2%)
Net operating income	$63,536	$63,873	(0.5%)	$243,850	$250,229	(2.5%)

NOI margin (NOI / Total rental revenue)	73.1%	72.7%		72.8%	71.6%

Same-property cash NOI (2) (3)
Total rental revenue	$62,482	$59,507	5.0%	$235,671	$230,609	2.2%
Property operating expenses (4)	19,346	17,810	8.6%	71,876	71,990	(0.2)%
Net operating income	$43,136	$41,697	3.5%	$163,795	$158,619	3.3%

Growth in same-property NOI	3.5%			3.3%

Number of properties included in analysis (3)	135			129

(1) Amounts included in discontinued operations have been included for purposes of this presentation of net operating income. NOI presented on a GAAP basis.
(2) Excludes the effects of straight-line rent, above/below market rents, lease termination fees, and prior year expense recovery adjustments, if any.
(3) The same-property pool includes only those properties that were owned and operated for the entirety of both periods being compared and excludes developments and redevelopments, unconsolidated joint venture properties and any properties purchased or sold during the periods being compared.
(4) Property operating expenses include intercompany management fee expense.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION - (ADJUSTED EBITDA) (unaudited)
For the three months and years ended December 31, 2012 and 2011
(in thousands)

	Three months ended		Year ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Net (loss) income attributable to Equity One, Inc.	$(32,792)	$(3,702)	$(3,477)	$33,621
Rental property depreciation and amortization*	22,212	25,861	88,311	96,327
Interest expense*	19,537	21,283	73,168	85,424
Amortization of deferred financing fees*	647	565	2,485	2,232
Loss on extinguishment of debt*	30,229	2,651	30,602	2,396
Acquisition/disposition costs (1)	1,397	3,189	4,801	12,930
Impairment loss*	19,622	711	29,441	57,336
(Gain) loss on sale of depreciable real estate*	(2,319)	800	(15,405)	(3,595)
Income tax (benefit) expense of taxable REIT subsidiaries*	(2,920)	3,294	(2,503)	(34,639)
Gain on bargain purchase	—	—	—	(30,561)
Insurance settlement	—	(168)	—	(168)
Adjusted EBITDA	$55,613	$54,484	$207,423	$221,303

Interest expense*	$19,537	$21,283	$73,168	$85,424

Adjusted EBITDA to interest expense*	2.8	2.6	2.8	2.6

Fixed charges
Interest expense*	$19,537	$21,283	$73,168	$85,424
Scheduled principal amortization (2)	1,979	3,281	8,333	15,033
Total fixed charges	$21,516	$24,564	$81,501	$100,457

Adjusted EBITDA to fixed charges*	2.6	2.2	2.5	2.2

Net debt to Adjusted EBITDA (3)	7.0	5.6	7.6	5.5

Total market capitalization (see page 6)	$4,305,536	$3,438,335	$4,305,536	$3,438,335

* The indicated line item includes amounts reported in discontinued operations.
(1) Amounts include external costs associated with acquired and disposed properties and acquisition/disposition related expenses during the period. For the three months and year ended December 31, 2012, amounts include $0.1 million and $0.2 million, respectively, in severance costs. For the three months and year ended December 31, 2011, amounts include $0.2 million and $1.1 million, respectively, in severance costs.
(2) Excludes balloon payments upon maturity.
(3) Adjusted EBITDA for the period has been annualized.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the three months and years ended December 31, 2012 and 2011 (unaudited)
(in thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2012	2011	2012	2011
	(In thousands)		(In thousands)
Net (loss) income attributable to Equity One, Inc.	$(32,792)	$(3,702)	$(3,477)	$33,621
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest (1)	21,975	25,598	87,456	95,254
Earnings allocated to noncontrolling interest (2)	—	2,499	—	9,520
Pro rata share of real estate depreciation from unconsolidated joint ventures	877	807	3,932	3,095
Impairments of depreciable real estate, net of tax (1) (3)	15,338	—	25,156	9,360
(Gain) loss on disposal of depreciable assets, net of tax (1)	(2,321)	5,287	(15,407)	(4,082)
Funds From Operations	3,077	30,489	97,660	146,768
Transaction costs associated with acquisition and disposition activity, net of tax	1,397	3,176	4,801	12,145
Impairment of goodwill and land held for development, net of tax	1,266	710	1,266	12,201
Loss on debt extinguishment, net of tax	30,229	2,376	30,602	2,121
Earnings allocated to noncontrolling interest (2)	2,499	—	9,996	—
Gain on land sales (1)	—	(1,180)	(1,181)	(6,353)
Gain on bargain purchase	—	—	—	(30,561)
Other non-recurring income (4)	—	(168)	—	(168)
Recurring Funds From Operations	$38,468	$35,403	$143,144	$136,153

(1) Includes amounts classified as discontinued operations.
(2) Represents earnings allocated to unissued shares held by Liberty International Holdings, Ltd. ("LIH"), which have been excluded for purposes of calculating (loss) earnings per diluted share for all periods presented. These amounts have been excluded from the computation of FFO for the three months and year ended December 31, 2012 since their inclusion, and the corresponding inclusion of the unissued shares in the diluted shares, would be anti-dilutive. All other FFO and Recurring FFO calculations include earnings allocated to LIH and the respective weighted average share totals include the LIH shares outstanding as their inclusion is dilutive.
(3) Effective in the fourth quarter of 2011, NAREIT clarified the definition of FFO to exclude impairment write downs of depreciable real estate. We calculated FFO for all periods presented in accordance with this clarification.
(4) Represents an insurance settlement.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the three months and years ended December 31, 2012 and 2011 (unaudited)
(in thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2012	2011	2012	2011
(Loss) earnings per diluted share attributable to Equity One, Inc.	$(0.28)	$(0.04)	$(0.04)	$0.29
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest	0.19	0.21	0.76	0.78
Earnings allocated to noncontrolling interest (1)	—	0.02	—	0.08
Net adjustment for rounding and earnings attributable to unvested shares (2)	—	0.01	0.01	(0.02)
Pro rata share of real estate depreciation from unconsolidated joint ventures	0.01	0.01	0.03	0.03
Impairments of depreciable real estate, net of tax	0.13	—	0.22	0.08
(Gain) loss on disposal of depreciable assets, net of tax	(0.02)	0.04	(0.13)	(0.03)
Funds From Operations per Diluted Share	$0.03	$0.25	$0.85	$1.21
Weighted Average Diluted Shares - Funds from Operations (3)	117,118	124,020	114,549	121,474

Funds From Operations per Diluted Share (4)	$0.02	$0.25	$0.78	$1.21
Transaction costs associated with acquisition and disposition activity, net of tax	0.01	0.03	0.04	0.10
Impairment of goodwill and land held for development, net of tax	0.01	—	0.01	0.10
Loss on debt extinguishment, net of tax	0.24	0.02	0.24	0.01
Earnings allocated to noncontrolling interest (1)	0.02	—	0.08	—
Gain on land sales	—	(0.01)	(0.01)	(0.05)
Gain on bargain purchase	—	—	—	(0.25)
Other non-recurring income (5)	—	—	—	—
Recurring Funds From Operations per Diluted Share	$0.30	$0.29	$1.14	$1.12
Weighted Average Diluted Shares - Recurring Funds from Operations (3)	128,476	124,020	125,907	121,474

(1) Represents earnings allocated to unissued shares held by LIH, which have been excluded for purposes of calculating (loss) earnings per diluted share for all periods presented. These amounts have been excluded from the computation of FFO for the three months and year ended December 31, 2012 since their inclusion, and the corresponding inclusion of the unissued shares in the diluted shares, would be anti-dilutive. All other FFO and Recurring FFO calculations include earnings allocated to LIH and the respective weighted average share totals include the LIH shares outstanding as their inclusion is dilutive.
(2) Represents an adjustment to compensate for the rounding of the individual calculations and to compensate for earnings allocated to unvested shares.
(3) Weighted average diluted shares used to calculate FFO per share for the three months and year ended December 31, 2011 and Recurring FFO for all the periods presented are higher than the GAAP diluted weighted average shares as a result of the dilutive impact of the 11.4 million joint venture units held by LIH which are convertible into our common stock, and also as a result of employee stock options. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is anti-dilutive.
(4) For the three months and year ended December 31, 2012, FFO per diluted share used in the computation of Recurring FFO per diluted share has been adjusted to account for the dilutive effect of unissued shares held by LIH. See note (1) above.
(5) Represents an insurance settlement.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the three months and years ended December 31, 2012 and 2011 (unaudited)
(in thousands)

	Three months ended		Year ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Certain non-cash items:
Amortization of deferred financing fees	$647	$565	$2,485	$2,232
Accretion of below market lease intangibles	2,993	3,229	12,469	10,584
Share-based compensation expense	1,649	1,904	6,863	6,992
Straight line rent	867	471	3,993	3,185
Capitalized interest	936	715	4,742	2,273
Amortization of (premium) discount on notes payable, net	(564)	161	(2,627)	1,183

Certain capital expenditures:
Tenant improvements	$6,100	$5,974	$18,054	$17,939
Leasing commissions and costs	2,013	2,212	6,963	7,136
Developments, redevelopments and expansions	22,912	30,076	83,789	46,600
Maintenance capital expenditures	1,993	2,888	7,162	5,140
Total tenant improvements and leasing costs	$33,018	$41,150	$115,968	$76,815

	December 31, 2012	December 31, 2011
Other assets:
Lease intangibles, net	$130,681	$92,533
Lease commissions, net	36,443	28,260
Prepaid expenses and other receivables	23,362	2,176
Straight-line rent receivable, net	20,937	17,101
Deposits and mortgage escrow	6,262	34,554
Deferred financing costs, net	10,777	8,653
Furniture and fixtures, net	2,519	2,234
Deferred tax asset	2,968	3,229
Total other assets	$233,949	$188,740

Accounts payable and other liabilities:
Lease intangible liabilities, net	$185,494	$156,495
Prepaid rent	10,949	6,834
Accounts payable and other	64,504	59,533
Total accounts payable and other liabilities	$260,947	$222,862

Liquidity as of 12/31/12:
Cash and Cash Equivalents	$27,416
Available under Lines of Credit	496,810
Total Available Funds	$524,226

EQUITY ONE, INC.
TENANT CONCENTRATION SCHEDULE - TOP TWENTY-FIVE TENANTS
CONSOLIDATED PROPERTIES
As of December 31, 2012 (unaudited)

Tenant	Number of stores	Credit Rating Moody’s/S&P (1)	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot	Average remaining term of AMR (2)
Top twenty-five tenants
Publix	43	NA	1,836,015	9.9%	$14,450,273	5.7%	$7.87	6.4
Supervalu	6	B3/B	398,625	2.2%	8,995,251	3.6%	22.57	3.6
L.A. Fitness	6	NA	279,897	1.5%	5,238,653	2.1%	18.72	9.3
Kroger	10	Baa2/BBB	573,686	3.1%	4,233,263	1.7%	7.38	2.8
The TJX Companies	11	A3/A	322,879	1.7%	4,198,079	1.7%	13.00	2.7
Bed Bath & Beyond	9	NA/BBB+	306,332	1.7%	3,811,537	1.5%	12.44	3.5
CVS Pharmacy	13	Baa2/BBB+	153,211	0.8%	3,511,754	1.4%	22.92	8.9
Office Depot	9	B2/B-	231,094	1.3%	3,464,505	1.4%	14.99	3.6
The Gap, Inc.	7	Baa3/BB+	119,729	0.6%	3,320,452	1.3%	27.73	7.1
Costco	1	A1/A+	148,295	0.8%	3,057,583	1.2%	20.62	1.7
Pathmark	1	NA	62,668	0.3%	2,820,060	1.1%	45.00	17.9
Winn Dixie	8	NA	352,628	1.9%	2,676,190	1.1%	7.59	4.8
Sports Authority	3	B3/B-	78,146	0.4%	2,656,570	1.0%	33.99	5.9
Goodwill	16	NA	220,368	1.2%	2,491,789	1.0%	11.31	7.5
Staples	6	Baa2/BBB	120,529	0.7%	2,462,632	1.0%	20.43	3.8
The Container Store	2	B3/B-	49,661	0.3%	2,174,212	0.8%	43.78	9.7
Wal-Mart	3	Aa2/AA	230,217	1.2%	2,150,075	0.8%	9.34	4.9
Best Buy	4	Baa2/BB	142,831	0.8%	2,104,708	0.8%	14.74	3.4
Trader Joe's	5	NA	55,962	0.3%	2,016,884	0.8%	36.04	9.1
Nordstrom	2	Baa1/A-	75,418	0.4%	1,958,780	0.8%	25.97	8.7
Kmart	5	NA	439,558	2.4%	1,939,705	0.8%	4.41	2.5
Target	1	A2/A+	160,346	0.9%	1,924,152	0.8%	12.00	5.6
Walgreens	6	Baa1/BBB	96,562	0.5%	1,824,815	0.7%	18.90	15.3
Dollar Tree	20	NA	225,050	1.2%	1,815,718	0.7%	8.07	2.5
Ross Stores	6	NA/BBB+	185,241	1.0%	1,780,045	0.7%	9.61	4.2

Total top twenty-five tenants	203		6,864,948	37.1%	$87,077,685	34.5%	$12.68	6.0
Note: The above schedule includes properties under development/redevelopment and excludes non-retail properties and properties held in unconsolidated joint ventures.
(1) Ratings as of December 31, 2012. Source: Moody’s/S&P.
(2) In years, excluding tenant renewal options.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three months and year ended December 31, 2012 (unaudited)

Category	Total Leases	Total Sq. Ft.	Same Space Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread	Same Space TIs PSF (2)
Quarter ended December 31, 2012
New Leases (1)	49	208,397	143,869	$12.72	$14.01	10.1%	$16.15
Renewals & Options	68	170,796	170,796	$18.69	$19.93	6.6%	$0.53
Total New, Renewals & Options (3)	117	379,193	314,665	$15.96	$17.22	7.9%	$7.67

Year ended December 31, 2012
New Leases (1)	207	719,678	511,945	$16.48	$17.52	6.3%	$15.60
Renewals & Options	274	948,002	948,002	$16.55	$17.67	6.8%	$0.33
Total New, Renewals & Options (3)	481	1,667,680	1,459,947	$16.60	$17.69	6.6%	$5.69

Note: Prior rent and new rent are presented on a “cash basis”, not on a straight-line basis. Excludes unconsolidated joint venture properties, non-retail properties, and developments/redevelopments.
(1) Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available regardless of the amount of time the space has been vacant.
(2) Amount reflects the impact of tenant concessions and work to be performed by us prior to delivery of the space to the tenant.
(3) Prior rent per square foot and new rent per square foot is computed based on a weighted average basis by lease.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of December 31, 2012 (unaudited)

	ANCHOR TENANTS (SF >= 10,000)				SHOP TENANTS (SF < 10,000)				TOTAL TENANTS
Year	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration

M-T-M	3	51,251	0.5%	$9.69	143	307,489	5.3%	$19.20	146	358,740	2.2%	$17.84
2013	32	926,645	8.6%	9.87	356	779,558	13.5%	20.97	388	1,706,203	10.3%	14.94
2014	44	1,264,125	11.8%	8.42	378	839,580	14.5%	21.55	422	2,103,705	12.7%	13.66
2015	38	1,088,519	10.1%	7.67	354	817,108	14.1%	23.04	392	1,905,627	11.5%	14.26
2016	47	1,723,711	16.0%	12.52	258	623,255	10.8%	24.44	305	2,346,966	14.2%	15.69
2017	44	1,337,992	12.5%	12.56	261	593,277	10.3%	25.99	305	1,931,269	11.7%	16.69
2018	14	539,280	5.0%	10.77	56	180,415	3.1%	25.41	70	719,695	4.4%	14.44
2019	11	530,145	4.9%	8.22	27	88,641	1.5%	25.99	38	618,786	3.7%	10.77
2020	18	555,872	5.2%	13.07	28	86,836	1.5%	30.51	46	642,708	3.9%	15.43
2021	15	357,575	3.3%	12.98	27	72,998	1.3%	45.21	42	430,573	2.6%	18.45
Thereafter	63	2,170,375	20.2%	14.90	87	292,319	5.1%	39.89	150	2,462,694	14.9%	17.87
Sub-total / Avg.	329	10,545,490	98.1%	11.52	1,975	4,681,476	81.0%	24.42	2,304	15,226,966	92.1%	15.48
Vacant	10	200,119	1.9%	NA	572	1,098,617	19.0%	NA	582	1,298,736	7.9%	NA
Total / Avg.	339	10,745,609	100.0%	NA	2,547	5,780,093	100.0%	NA	2,886	16,525,702	100.0%	NA
Note: The above schedules exclude properties under development/redevelopment, non-retail properties, and properties held in unconsolidated joint ventures.

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION
As of December 31, 2012 (unaudited)

Metro or Region	# Properties	Total SF	AMR	% of AMR
Miami Dade/Broward/Palm Beach	35	4,483,432	$61,779,354	27.8%
Florida Treasure/Northeast Coast	3	191,072	1,818,510	0.8%
South Florida Region	38	4,674,504	63,597,864	28.6%
California	9	2,035,396	45,049,357	20.3%
Arizona	1	210,396	1,837,363	0.8%
West Coast Region	10	2,245,792	46,886,720	21.1%
Atlanta, Georgia	18	1,654,120	20,698,575	9.3%
Louisiana	12	1,321,277	10,610,688	4.8%
North Carolina	7	743,172	5,279,160	2.4%
Central/South Georgia	4	624,662	3,891,723	1.8%
Other	6	456,633	3,111,504	1.4%
Southeast Region	47	4,799,864	43,591,650	19.7%
Connecticut	7	866,937	15,548,620	7.0%
Massachusetts	7	600,879	11,166,896	5.0%
New York	5	239,329	9,459,981	4.3%
Northeast Region	19	1,707,145	36,175,497	16.3%
Jacksonville/North Florida	8	1,036,342	10,907,579	4.9%
Tampa/St. Petersburg/Venice/Cape Coral/Naples	10	901,485	8,760,154	3.9%
Orlando/Central Florida	7	643,864	6,447,695	2.9%
Florida Treasure/Northeast Coast	5	516,706	5,680,685	2.6%
North Florida Region	30	3,098,397	31,796,113	14.3%

Total	144	16,525,702	$222,047,844	100.0%

Note: The above excludes properties under development/redevelopment, non-retail properties, and properties held in unconsolidated joint ventures.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2012 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
NORTH FLORIDA REGION (30)
Orlando / Central Florida (7)
Alafaya Commons	Orlando	1987	126,333	81.7%	21	9	54,230	Publix	11/30/2013		$14.02
Alafaya Village	Orlando	1986	38,118	83.6%	13	3					$22.54
Eastwood, Shoppes of (2) (3)	Orlando	1997	69,037	98.1%	12	1	51,512	Publix	11/1/2017		$11.01
Kirkman Shoppes	Orlando	1973	88,820	63.6%	22	8					$22.87
Park Promenade	Orlando	1987 / 2000	128,848	71.5%	13	10				Beauty Depot / Dollar General	$6.84
Town & Country	Kissimmee	1993	75,181	94.1%	11	3	52,883	Albertsons* (Ross Dress For Less)	10/31/2018		$8.04
Unigold Shopping Center	Winter Park	1987	117,527	89.4%	20	5	52,500	Winn-Dixie	4/30/2017	You Fit	$9.95
Jacksonville / North Florida (8)
Beauclerc Village	Jacksonville	1962 / 1988	68,846	94.3%	8	3				Big Lots / Goodwill / Beall’s Outlet	$8.17
Forest Village	Tallahassee	2000	71,526	78.7%	9	7	37,866	Publix	4/30/2020		$10.26
Ft. Caroline	Jacksonville	1985 / 1995	71,816	86.8%	6	6	45,500	Winn-Dixie	5/31/2015	Citi Trends	$6.89
Mandarin Landing	Jacksonville	1976	139,580	88.6%	21	9	50,000	Whole Foods	12/31/2023	Office Depot / Aveda Institute	$16.50
Medical & Merchants	Jacksonville	1993	156,153	97.0%	11	2	55,999	Publix	2/10/2018	Memorial Hospital* / Planet Fitness	$13.16
Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	17	—	39,795	Publix	3/11/2015	Planet Fitness	$8.27
Pablo Plaza	Jacksonville	1974 / 1998 / 2001 / 2008	146,473	89.5%	21	7	34,400	Publix* (Office Depot)	11/30/2013	Marshalls / HomeGoods	$11.74
South Beach	Jacksonville Beach	1990 / 1991	303,456	86.7%	32	17				Ross / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	$11.96
Tampa / St. Petersburg / Venice / Cape Coral / Naples (10)
Charlotte Square	Port Charlotte	1980	96,626	69.9%	12	13				Seafood Buffet / American Signature Furniture	$5.50
Glengary Shoppes	Sarasota	1995	99,182	100.0%	6	—				Best Buy / Barnes & Noble	$18.37
Lutz Lake	Lutz	2002	64,985	92.0%	11	3	44,270	Publix	5/31/2022		$12.62
Mariners Crossing	Spring Hill	1989 / 1999	97,812	93.7%	17	1	48,315	Sweet Bay	8/15/2020		$10.78
Regency Crossing	Port Richey	1986 / 2001	85,864	80.5%	12	13	44,270	Publix	2/28/2021		$10.32

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2012 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Seven Hills	Spring Hill	1991	72,590	90.6%	14	4	48,890	Publix	9/25/2016		$10.46
Shoppes of North Port	North Port	1991	84,705	84.4%	13	8				You Fit Health Club / Goodwill	$7.00
Sunlake	Tampa	2008	94,397	91.3%	19	6	45,600	Publix	12/31/2028		$18.35
Sunpoint Shopping Center	Ruskin	1984	132,374	83.2%	17	8				Goodwill / Big Lots / Chapter 13 Trustee/The Crossing Church	$7.68
Walden Woods	Plant City	1985 /1998 / 2003	72,950	88.7%	11	4				Dollar Tree / Aaron Rents / Dollar General	$7.63
Florida Treasure / Northeast Coast (5)
New Smyrna Beach	New Smyrna Beach	1987	118,451	97.7%	31	2	42,112	Publix	9/23/2017	Beall’s Outlet	$11.58
Old King Commons	Palm Coast	1988	84,759	95.6%	13	2				Walmart / Planet Fitness	$8.23
Ryanwood	Vero Beach	1987	114,925	85.9%	23	9	39,795	Publix	3/23/2017	Beall’s Outlet / Books-A-Million	$11.28
South Point Center	Vero Beach	2003	64,790	94.1%	12	3	44,840	Publix	11/30/2023		$15.28
Treasure Coast	Vero Beach	1983	133,781	95.4%	21	2	59,450	Publix	7/31/2026	TJ Maxx	$12.77
TOTAL SHOPPING CENTERS NORTH FLORIDA REGION (30)			3,098,397	88.1%	469	168	892,227				$11.65

SOUTH FLORIDA REGION (38)
Miami-Dade / Broward / Palm Beach (35)
Aventura Square (1)	Aventura	1991	143,250	100.0%	10	—				Babies R Us / Jewelry Exchange / Old Navy / Bed Bath & Beyond / DSW	$24.15
Bird Ludlum	Miami	1988 / 1998	192,274	95.8%	43	5	44,400	Winn-Dixie	12/31/2017	CVS Pharmacy / Goodwill	$19.40
Bluffs Square	Jupiter	1986	123,917	80.3%	21	10	39,795	Publix	10/22/2016	Walgreens	$13.19
Chapel Trail	Pembroke Pines	2007	56,378	100.0%	4	—				LA Fitness	$23.63
Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	76,632	91.0%	14	4				Office Depot / Walgreens	$25.93
Countryside Shops	Cooper City	1986 /1988 / 1991	179,561	86.0%	36	10	39,795	Publix	12/4/2015	Stein Mart	$14.14
Crossroads Square	Pembroke Pines	1973	81,587	79.9%	15	9				CVS Pharmacy / Goodwill	$17.23
CVS Plaza	Miami	2004	18,214	100.0%	6	—					$23.50
El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	—				Sakura Japanese Buffet	$17.00
Greenwood	Palm Springs	1982 / 1994	133,339	92.7%	32	6	50,032	Publix	12/5/2014	Beall’s Outlet	$16.26
Hammocks Town Center	Miami	1987 / 1993	254,908	97.8%	33	4	39,795	Publix	6/24/2017	Metro Dade Library / CVS Pharmacy / Porky’s Gym / Kendall Ice	$9.41
Jonathan’s Landing	Jupiter	1997	26,820	69.9%	9	3					$21.28

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2012 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Lago Mar	Miami	1995	82,613	89.5%	15	5	42,323	Publix	9/13/2015		$14.21
Lantana Village	Lantana	1976 / 1999	181,780	97.5%	23	2	39,473	Winn-Dixie	2/15/2016	Kmart / Rite Aid* (Family Dollar)	$7.57
Magnolia Shoppes	Fort Lauderdale	1998	114,118	92.8%	14	4				Regal Cinemas / Deal$	$11.93
Meadows	Miami	1997	75,524	94.2%	16	4	47,955	Publix	9/30/2017		$13.76
Shoppes of Oakbrook	Palm Beach Gardens	1974 / 2000 / 2003	199,633	94.6%	24	6	44,400	Publix	11/30/2020	Stein Mart / Homegoods / CVS Pharmacy / Bassett Furniture / Duffy’s	$14.62
Oaktree Plaza	North Palm Beach	1985	23,745	71.8%	12	8					$15.72
Pine Island	Davie	1999	254,907	89.8%	35	11	39,943	Publix	11/30/2013	Burlington Coat Factory/Staples	$12.77
Plaza Alegre	Miami	2003	88,411	92.4%	16	4	44,271	Publix	3/14/2023	Goodwill	$16.19
Point Royale	Miami	1970 / 2000	174,875	93.6%	20	4	45,350	Winn-Dixie	2/15/2015	Best Buy / Pasteur Medical	$11.06
Prosperity Centre	Palm Beach Gardens	1993	122,014	100.0%	10	—				Office Depot / CVS Pharmacy / Bed Bath & Beyond / TJ Maxx	$17.88
Ridge Plaza	Davie	1984 / 1999	155,204	95.3%	21	6				Ridge Cinema / Kabooms / United Collection / Round Up / Goodwill	$11.66
Riverside Square	Coral Springs	1987	103,241	76.1%	18	15	39,795	Publix	2/18/2017		$11.13
Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	85.9%	20	4	36,464	Publix	12/15/2014	Walgreens / Dollar Tree	$10.65
Sheridan Plaza	Hollywood	1973 / 1991	508,455	98.8%	60	3	65,537	Publix	10/9/2016	Kohl’s / Ross / Bed Bath & Beyond / Pet Supplies Plus / LA Fitness / Office Depot / Assoc. in Neurology	$15.72
Shoppes of Andros Isles	West Palm Beach	2000	79,420	83.3%	10	8	51,420	Publix	2/29/2020		$12.34
Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,789	87.8%	28	7	47,814	Publix	6/14/2015	Goodwill	$15.70
Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	287,168	96.5%	45	5	51,420	Publix	7/31/2019	TJ Maxx / LA Fitness / Goodwill	$18.78
Tamarac Town Square	Tamarac	1987	124,585	89.3%	30	9	37,764	Publix	12/15/2019	Dollar Tree / Pivot Education	$11.15
Waterstone	Homestead	2005	61,000	100.0%	10	—	45,600	Publix	7/31/2025		$14.90
West Bird	Miami	1977 / 2000	99,864	87.7%	23	5	37,949	Publix	8/31/2020	CVS Pharmacy	$13.32
West Lakes Plaza	Miami	1984 / 2000	100,747	94.2%	26	2	46,216	Winn-Dixie	5/22/2016	Navarro Pharmacy	$14.07
Westport Plaza	Davie	2002	49,533	97.6%	7	1	27,887	Publix	11/30/2022		$17.27
Young Circle	Hollywood	1962 / 1997	65,834	98.1%	9	1	23,124	Publix	11/30/2016	Walgreens	$15.47

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2012 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Florida Treasure / Northeast Coast (3)
Cashmere Corners	Port St. Lucie	2001	89,234	93.7%	13	3	59,448	Albertsons	4/30/2025		$8.96
Salerno Village	Stuart	1987	82,477	89.8%	13	7	45,802	Winn-Dixie	3/23/2024	CVS Pharmacy	$10.71
Shops at St. Lucie	Port St. Lucie	2006	19,361	65.2%	7	3					$21.83

TOTAL SHOPPING CENTERS SOUTH FLORIDA REGION (38)			4,674,504	92.8%	749	178	1,133,772				$14.67

SOUTHEAST REGION (47)

ALABAMA (1)
Madison Centre	Madison	1997	64,837	95.7%	11	2	37,912	Publix	6/1/2017	Rite Aid	$9.92

TOTAL SHOPPING CENTERS ALABAMA (1)			64,837	95.7%	11	2	37,912				$9.92

FLORIDA (1)
Middle Beach Shopping Center	Panama City Beach	1994	69,277	82.2%	2	7	56,077	Publix*	9/30/2014		$8.53

TOTAL SHOPPING CENTERS FLORIDA (1)			69,277	82.2%	2	7	56,077				$8.53

GEORGIA (22)
Atlanta (18)
BridgeMill	Canton	2000	89,102	91.9%	25	4	37,888	Publix	1/31/2020		$16.05
Buckhead Station	Atlanta	1996	233,739	100.0%	15	1				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta 3 / Nordstrom Rack	$21.46
Butler Creek (2) (3)	Acworth	1990	95,597	91.3%	16	5	59,997	Kroger	1/31/2018		$9.67
Chastain Square	Atlanta	1981 / 2001	91,637	98.0%	24	2	37,366	Publix	5/31/2024		$18.21
Douglas Commons	Douglasville	1988	97,027	95.0%	15	3	59,431	Kroger	8/31/2013		$10.97
Fairview Oaks (2) (3)	Ellenwood	1997	77,052	94.4%	11	3	54,498	Kroger	9/30/2016		$10.70
Grassland Crossing (2) (3)	Alpharetta	1996	90,906	94.6%	12	2	70,086	Kroger	6/30/2021		$9.07
Hairston Center	Decatur	2000	13,000	92.3%	7	1					$10.52
Hamilton Ridge (2) (3)	Buford	2002	90,996	85.1%	14	7	54,166	Kroger	11/30/2022		$11.34
Hampton Oaks	Fairburn	2009	20,842	17.3%	2	10					$12.12
Mableton Crossing (2) (3)	Mableton	1997	86,819	97.7%	14	2	63,419	Kroger	8/31/2017		$10.56
Macland Pointe (2) (3)	Marietta	1992-93	79,699	92.8%	14	3	55,999	Publix	12/29/2017		$10.29
Market Place	Norcross	1976	73,686	98.5%	20	3				Galaxy Cinema	$11.35

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2012 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	95.0%	25	3	55,520	Kroger	2/28/2015	Cost Plus Store / Binders Art Supplies	$18.20
Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,401	82.0%	16	8				Micro Center	$9.65
Shops of Westridge (2) (3)	McDonough	2006	66,297	72.5%	8	10	38,997	Publix	4/30/2026		$12.43
Wesley Chapel	Decatur	1989	164,153	84.3%	17	11				Everest Institute / Little Giant / Deal$ / Planet Fitness	$8.21
Williamsburg @ Dunwoody	Dunwoody	1983	44,928	81.6%	19	8					$20.16
Central / South Georgia (4)
Daniel Village	Augusta	1956 / 1997	171,932	84.9%	29	10	45,971	Bi-Lo	3/25/2022	St. Joseph Home Health Care	$8.99
McAlpin Square	Savannah	1979	173,952	94.7%	21	3	43,600	Kroger	8/31/2015	Big Lots / Post Office / Habitat for Humanity	$7.62
Spalding Village	Griffin	1989	235,318	59.5%	14	14	59,431	Kroger	5/31/2014	Fred’s Store / Goodwill	$7.68
Walton Plaza	Augusta	1990	43,460	94.5%	6	2				Gold’s Gym	$6.08

TOTAL SHOPPING CENTERS GEORGIA (22)			2,278,782	87.7%	344	115	736,369				$12.30

LOUISIANA (12)
Ambassador Row	Lafayette	1980 / 1991	187,678	98.3%	23	2				Conn’s Appliances / Big Lots / Chuck E Cheese / Planet Fitness / JoAnn Fabrics	$10.20
Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	94.8%	21	2				Bed Bath & Beyond / Marshalls / Hancock Fabrics / Unitech Training Academy / Tuesday Morning	$9.98
Bluebonnet Village	Baton Rouge	1983	101,623	98.0%	22	4	33,387	Matherne’s	11/30/2015	Office Depot	$11.85
Boulevard	Lafayette	1976 / 1994	68,012	94.5%	13	2				Piccadilly / Harbor Freight Tools / Golfballs.com	$8.89
Country Club Plaza	Slidell	1982 / 1994	64,686	86.8%	8	2	33,387	Winn-Dixie	1/31/2018		$6.43
Crossing	Slidell	1988 / 1993	113,989	95.4%	12	3	58,432	Save A Center	9/28/2039	A-1 Home Appliance / Piccadilly	$5.50
Elmwood Oaks	Harahan	1989	130,284	91.9%	9	1				Academy Sports / Dollar Tree	$9.10
Plaza Acadienne	Eunice	1980	59,419	100.0%	7	—	28,092	Super 1 Store	6/30/2015	Fred’s Store	$4.22
Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,230	81.3%	7	2				Burke’s Outlet / Harbor Freight Tools / Fred’s Store	$6.41
Siegen Village	Baton Rouge	1988	170,416	98.9%	19	1				Office Depot / Big Lots / Dollar Tree / Stage / Party City	$9.50
Tarpon Heights	Galliano	1982	56,605	100.0%	9	—				Stage / Dollar General	$5.97
Village at Northshore	Slidell	1988	144,638	97.6%	14	1				Marshalls / Dollar Tree / Kirschman’s* / Bed Bath & Beyond / Office Depot	$6.72

TOTAL SHOPPING CENTERS LOUISIANA (12)			1,321,277	95.4%	164	20	153,298				$8.42

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2012 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
MISSISSIPPI (1)
Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	—				Big Lots / Dragon City	$7.34

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	—					$7.34

NORTH CAROLINA (7)
Brawley Commons	Charlotte	1997 / 1998	119,189	73.0%	21	17	42,142	Lowe’s Foods	5/13/2017	Rite Aid / Four Seasons Trading*	$10.93
Centre Pointe Plaza	Smithfield	1989	163,642	95.4%	22	2				Belk’s / Dollar Tree / Aaron Rents / Burke’s Outlet Stores	$6.08
Chestnut Square	Brevard	1985 / 2008	34,260	90.7%	6	2				Walgreens	$15.68
Riverview Shopping Center	Durham	1973 / 1995	128,498	92.4%	11	5	53,538	Kroger	12/31/2014	Upchurch Drugs / Riverview Galleries	$8.16
Stanley Market Place	Stanley	2007	53,228	96.7%	6	1	34,928	Food Lion	5/15/2027	Family Dollar	$9.77
Thomasville Commons	Thomasville	1991	148,754	88.3%	8	6	32,000	Ingles	9/30/2017	Kmart	$5.34
Willowdaile Shopping Center	Durham	1986	95,601	88.5%	16	6				Hall of Fitness / Ollie’s Bargain Outlet	$8.49

TOTAL SHOPPING CENTERS NORTH CAROLINA (7)			743,172	88.9%	90	39	162,608				$7.99

SOUTH CAROLINA (2)
North Village Center (2)	North Myrtle Beach	1984	60,356	68.2%	5	8				Dollar General / Goodwill	$8.04
Windy Hill (2)	North Myrtle Beach	1968 / 1988 / 2006	68,465	100.0%	5	—				Rose’s Store / Citi Trends	$6.32

TOTAL SHOPPING CENTERS SOUTH CAROLINA (2)			128,821	85.1%	10	8	—				$6.97

VIRGINIA (1)
Smyth Valley Crossing	Marion	1989	126,841	98.0%	13	1	32,000	Ingles	9/25/2015	Walmart	$6.07

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	98.0%	13	1	32,000				$6.07

TOTAL SHOPPING CENTERS SOUTHEAST REGION (47)			4,799,864	90.4%	642	192	1,178,264				$10.05

NORTHEAST REGION (19)
CONNECTICUT (7)
Brookside Plaza	Enfield	1985 / 2006	214,030	95.9%	23	3	59,648	Wakefern Food	8/31/2015	Bed Bath & Beyond / Walgreens / Staples /Petsmart / Hibachi Grill	$12.38
Compo Acres (1)	Westport	1960 / 2011	42,866	100.0%	15	—	11,731	Trader Joe’s	2/28/2022		$45.72

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2012 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Copps Hill	Ridgefield	1979 / 2002	184,528	100.0%	9	—	59,015	Stop & Shop	12/31/2024	Kohl’s / Rite Aid	$12.83
Darinor Plaza (1)	Norwalk	1978	151,198	100.0%	13	—				Kohl's / Old Navy / Party City	$16.25
Danbury Green (1)	Danbury	1985 / 2006	98,095	100.0%	10	—	11,850	Trader Joe’s	1/31/2023	Rite Aid / Annie Sez / Staples / DSW	$22.09
Post Road Plaza (1)	Darien	1978	20,005	100.0%	4	—	8,487	Trader Joe's	8/13/2017		$36.57
Southbury Green (1)	Southbury	1979 / 2002	156,215	98.5%	23	1	60,113	ShopRite	7/31/2022	Staples	$21.62

TOTAL SHOPPING CENTERS CONNECTICUT (7)			866,937	98.7%	97	4	210,844				$18.17

MASSACHUSETTS (7)
Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	—	66,108	Star Market	1/2/2016		$30.25
Medford Shaw’s Supermarket	Medford	1995	62,656	100.0%	2	—	60,356	Shaw’s	1/1/2016		$26.92
Plymouth Shaw’s Supermarket	Plymouth	1993	59,726	100.0%	1	—	59,726	Shaw’s	1/1/2016		$19.99
Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	—	100,741	Star Market	1/2/2016		$19.53
Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	—	35,907	Whole Foods	1/1/2026		$22.89
Webster Plaza	Webster	1963 / 1998	199,425	98.2%	13	1	56,766	Shaw’s	2/28/2023	K Mart	$8.14
West Roxbury Shaw’s Plaza	West Roxbury	1973 / 1995 / 2006	76,316	97.7%	11	2	54,928	Shaw’s	1/2/2016		$25.51

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			600,879	99.1%	30	3	434,532				$18.75

NEW YORK (5)
1175 Third Avenue	Manhattan	1995	25,350	100.0%	1	—	25,350	Food Emporium	1/31/2019		$41.66
90-30 Metropolitan	Queens	2007	59,815	93.9%	4	1	10,890	Trader Joe's	1/31/2023	Staples / Michael’s	$31.00
101 7th Avenue	Manhattan	1930	56,870	100.0%	1	—				Loehmann’s	$24.62
1225-1239 Second Avenue (1)	Manhattan	1964/1987	18,474	100.0%	6	—	—			CVS Pharmacy	$95.71
Clocktower Plaza (1)	Queens	1985/1995	78,820	100.0%	8	—	62,668	Pathmark	11/30/2030		$44.33

TOTAL SHOPPING CENTERS NEW YORK (5)			239,329	98.5%	20	1	98,908				$40.14

TOTAL SHOPPING CENTERS NORTHEAST REGION (19)			1,707,145	98.8%	147	8	744,284				$21.44

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2012 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
WEST COAST REGION (10)
ARIZONA (1)
Canyon Trails	Goodyear	2008	210,396	64.4%	19	15				Office Max / PetSmart / Ross / Cost Plus / Dollar Tree	$13.56

TOTAL SHOPPING CENTERS ARIZONA (1)			210,396	64.4%	19	15					$13.56

CALIFORNIA (9)
Circle Center West	Long Beach	1989	64,403	97.8%	15	1				Marshalls	$20.46
Culver Center (1)	Culver City	1950 / 2000	216,646	100.0%	33	—	36,578	Ralph’s	10/31/2015	LA Fitness / Sit N Sleep / Tuesday Morning / Best Buy	$26.86
Marketplace Shopping Center	Davis	1990	111,156	100.0%	24	—	35,018	Safeway	7/31/2014	Petco / CVS Pharmacy	$22.03
Plaza Escuela	Walnut Creek	2002	152,452	100.0%	25	2				AAA / Yoga Works / The Container Store / Cheesecake Factory / Forever 21 / Sports Authority	$40.95
Potrero (1)	San Francisco	1968 / 1997	226,699	99.9%	25	1	59,566	Safeway	9/30/2020	24 Hour Fitness / Party City / Petco / Office Depot / Ross	$28.28
Ralph's Circle Center	Long Beach	1983	59,837	98.0%	11	1	35,022	Ralph’s	11/30/2025		$16.04
Serramonte	Daly City	1968	799,764	98.7%	97	5				Macy’s / JC Penney / Target / Daiso / H&M / Forever 21 / A’Gaci / New York & Company / Crunch Gym	$18.00
Von’s Circle Center	Long Beach	1972	148,353	96.7%	22	3	45,253	Von’s	7/31/2022	Rite Aid / Ross	$17.06
Willows	Concord	1977	256,086	93.4%	26	8				El Torito / Claim Jumper / U Gym / REI / The Jungle / Old Navy / Pier 1 / Cost Plus	$21.95

TOTAL SHOPPING CENTERS CALIFORNIA (9)			2,035,396	98.3%	278	21	211,437				$22.52

TOTAL SHOPPING CENTERS WEST COAST REGION (10)			2,245,792	95.1%	297	36	211,437				$21.95

TOTAL CORE SHOPPING CENTER PORTFOLIO (144)			16,525,702	92.1%	2,304	582	4,159,984				$14.58

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2012 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

OTHER PROPERTIES (6) (1)
200 Potrero	San Francisco	1928	30,500	55.1%	1	1				Golden Bear Sportswear
4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	100.0%	1	—				Park ’N Go
Banco Popular Office Building	Miami, FL	1971	32,737	82.5%	14	5
Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200		—	1
Providence Square	Charlotte, NC	1973	85,930	16.6%	6	19
Danville - San Ramon Medical	Danville, CA	1982-1986	74,599	76.9%	41	12

TOTAL OTHER PROPERTIES (6) (1)			415,479	73.2%	63	38	—

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (150)			16,941,181	91.7%	2,367	620	4,159,984

DEVELOPMENTS, REDEVELOPMENTS & LAND (18) (1)
Developments (2)	See Schedule on Page 28.
Redevelopments (9)	See Schedule on Page 28.
Land Held for Development (7) (4)

TOTAL CONSOLIDATED - 168 Properties
Note: Total square footage does not include shadow anchor square footage that is not owned by Equity One but does include square footage for ground leases.
* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in (  ).
(1) Not included in the quarter to date December 31, 2012 same property pool.
(2) Property is classified as held for sale.
(3) Property was sold in 2013.
(4) The total carrying value of land held for development as of December 31, 2012 is $33.9 million.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
For the year ended December 31, 2012 (unaudited)
(in thousands, except for square footage/acres)

2012 Acquisition Activity
Date Purchased	Property Name	City	State	Square Feet / Acres		Purchase Price	Mortgage Assumed
December 27, 2012	200 Potrero	San Francisco	CA	30,500		$5,750	$—
October 5, 2012	1225-1239 Second Avenue	New York	NY	18,474		27,500	16,686
October 1, 2012	Broadway Plaza - land outparcel	Bronx	NY	0.17	(2)	2,000	—
September 28, 2012	Clocktower Plaza Shopping Center	Queens	NY	78,820		56,000	—
August 28, 2012	Darinor Plaza (1)	Norwalk	CT	152,025		36,000	18,765
June 8, 2012	Broadway Plaza - land parcel	Bronx	NY	1.83	(2)	7,500	—
March 1, 2012	Potrero Center	San Francisco	CA	226,699		110,750	—
March 1, 2012	Compo Acres Shopping Center	Westport	CT	43,107		30,300	—
March 1, 2012	Post Road Plaza	Darien	CT	20,005		12,700	—

Total Purchased						$288,500	$35,451

2012 Disposition Activity
Date Sold	Property Name	City	State	Square Feet / Acres		Gross Sales Price	Gain (loss) on Sale
Income producing property sold
December 7, 2012	Woodruff	Greenville	SC	68,055		$9,100	$2,144
March 30, 2012	Laurel Walk Apartments	Charlotte	NC	106,480		6,000	(60)
March 30, 2012	Commerce Crossing	Commerce	GA	100,668		600	(428)
March 15, 2012	222 Sutter Street	San Francisco	CA	128,595		53,829	13,749
						69,529	15,405
Outparcels sold
February 27, 2012	Market Place - IHOP outparcel	Norcross	GA	0.35	(2)	885	726
January 20, 2012	Grand Marche - ground lease	Lafayette Parish	LA	200,585		775	457
						1,660	1,183

Total Sold						$71,189	$16,588

(1) Property is subject to a ground lease which expires in 2076.
(2) In acres.

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of December 31, 2012 (unaudited)
(in thousands, except square footage data)

Project	Location	Project GLA (1)	Total GLA (2)	Anchors	Target Stabilization Date (3)	Estimated Gross Cost (4)		Estimated Net Cost (5)		Incurred as of 12/31/12		Balance to Complete (Gross Cost)
Developments
The Gallery at Westbury	Westbury, NY	313,293	313,293	Container Store / Nordstrom Rack / Trader Joe's / Saks Off Fifth / Bloomingdales Outlet / Sports Authority Elite / Old Navy / Ulta	2013	$149,600		$128,600	(9)	$135,119		$14,481
Broadway Plaza	Bronx, NY	131,000	131,000	TBD	2014	55,000	(6)	55,000	(6)	9,719		45,281
Subtotal		444,293	444,293			204,600		183,600		144,838		59,762

Redevelopments
Atlantic Village	Atlantic Beach, FL	39,795	100,559	LA Fitness	2Q13	$4,609		$4,609		$4,470		$139
Boca Village	Boca Raton, FL	42,077	92,267	CVS Pharmacy	2Q14	7,505		7,255		4,809		2,696
Boynton Plaza	Boynton Beach, FL	53,785	107,479	Publix	4Q14	8,205		7,704		188		8,016
Lake Mary Centre	Lake Mary, FL	56,468	340,434	Ross / National Grocer	1Q14	4,001		4,001		24		3,977
Paulding Commons (10)	Hiram, GA	73,901	209,676	Academy Sports	3Q12	1,729		1,729		1,671		—
Pavilion (10)	Naples, FL	50,795	167,745	LA Fitness	1Q12	4,821		4,821		3,986		—
Pine Ridge (10)	Coral Springs, FL	41,886	117,744	Marshalls / Ulta	4Q12	4,605		4,605		4,672		—
Serramonte Shopping Center (7)	Daly City, CA	83,218	882,982	Dick's Sporting Goods	2Q14	17,541		17,541		1,565		15,976
Summerlin (8)	Ft. Myers, FL	15,000	195,000	Large National Retailer	4Q13	2,227		2,127		1,250		977
Westbury Plaza (10)	Westbury, NY	15,000	398,602	Costco / Marshalls / Sports Authority / Walmart	4Q11	2,096		2,096		2,120		—
Subtotal		471,925	2,612,488			57,339		56,488		24,755		31,781

Total Development Activity		916,218	3,056,781			$261,939		$240,088		$169,593	(11)	$91,543

(1) Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
(2) Total GLA represents all GLA for the corresponding property and for redevelopments, includes portions of center not subject to redevelopment.
(3) Target stabilization date reflects the date that construction is expected to be complete and the anchors commence rent. Properties may continue to be reflected in development or redevelopment until they are included in our same property pool, normally one year from rent commencement.
(4) Includes actual / allocated cost of land.
(5) After sales of outparcels and construction cost reimbursements.
(6) Budgeted amounts pending approval of the investment committee.
(7) This property is included in the same property pool as of December 31, 2012.
(8) This property is classified as held for sale as of December 31, 2012. Three outparcels will be retained and redeveloped.
(9) Estimated net costs includes estimate of tax refunds for eligible costs incurred as part of our participation in New York State's Brownfield Cleanup Program.
(10) Project is complete. See Note (3) above.
(11) Includes an aggregate of $14.1 million in costs incurred but not yet funded as of December 31, 2012.

EQUITY ONE, INC.
DEBT SUMMARY
As of December 31, 2012, 2011 and 2010 (unaudited)
(in thousands)

	December 31, 2012	December 31, 2011	December 31, 2010
Fixed rate debt	$1,173,110	$1,190,174	$1,224,796
Variable rate debt - swapped to fixed rate	250,000	—	—
Variable rate debt - unhedged	172,000	138,000	—
Total debt	$1,595,110	$1,328,174	$1,224,796

% Fixed rate debt	73.5%	89.6%	100.0%
% Variable rate debt - swapped to fixed rate	15.7%	0.0%	0.0%
% Variable rate debt - unhedged	10.8%	10.4%	0.0%
Total	100.0%	100.0%	100.0%

Secured mortgage debt	$441,974	$499,038	$533,660
Unsecured debt	1,153,136	829,136	691,136
Total debt	$1,595,110	$1,328,174	$1,224,796

% Secured mortgage debt	27.7%	37.6%	43.6%
% Unsecured debt	72.3%	62.4%	56.4%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 6)	$4,305,536	$3,438,335	$3,098,272

% Secured mortgage debt	10.3%	14.5%	17.2%
% Unsecured debt	26.8%	24.1%	22.3%
Total debt : Total market capitalization	37.1%	38.6%	39.5%

Weighted-average interest rate on secured mortgage debt (1)	6.09%	6.14%	6.26%
Weighted-average interest rate on unsecured senior notes (1)	5.02%	6.06%	6.06%
Weighted-average interest rate on term loans (1)	3.37%	N/A	N/A
Weighted-average interest rate on total debt (1)	5.06%	6.09%	6.10%
Interest rate on revolving credit facilities	1.77%	1.85%	N/A

Weighted-average maturity on secured mortgage debt	4.4 years	4.9 years	4.5 years
Weighted-average maturity on unsecured senior notes	6.4 years	4.1 years	5.2 years
Weighted-average maturity on term loan	6.1 years	N/A	N/A
Weighted-average maturity on total debt (2)	5.7 years	4.4 years	4.9 years

Note: All amounts and calculations exclude unamortized / unaccreted premium / (discount) on mortgages and senior notes and include secured mortgage debt related to assets held for sale.

(1)	Weighted average interest rates are calculated based on balances outstanding at the respective dates.

(2)	Weighted average maturity in years excludes amounts drawn under the revolving credit facility which expires on September 30, 2015.

EQUITY ONE, INC.
CONSOLIDATED DEBT MATURITY SCHEDULE
As of December 31, 2012 (unaudited)
(in thousands)

	Secured Debt		Unsecured Debt			Premium/(Discount) Scheduled Amortization	Total	Weighted average interest rate at maturity		Percent of debt maturing
Maturity schedule by year	Scheduled amortization	Balloon payments	Revolving Credit Facilities	Senior Notes	Term Loan

2013	$7,944	$30,069	$—	$—	$—	$2,451	$40,464	6.7%		2.5%
2014	7,675	6,509	—	—	—	2,085	16,269	5.7%		1.0%
2015	7,572	54,462	172,000	107,505	—	1,176	342,715	3.5%	(1)	21.4%
2016	7,247	120,876	—	105,230	—	871	234,224	6.0%		14.6%
2017	6,580	64,000	—	218,401	—	514	289,495	6.0%		18.1%
2018	6,689	56,431	—	—	—	149	63,269	6.3%		3.9%
2019	5,372	17,142	—	—	250,000	29	272,543	3.4%	(1)	17.0%
2020	5,506	—	—	—	—	(29)	5,477	0.0%		0.3%
2021	5,513	3,761	—	—	—	(71)	9,203	7.9%		0.6%
Thereafter	24,612	4,014	—	300,000	—	(43)	328,583	3.8%		20.6%
Total	$84,710	$357,264	$172,000	$731,136	$250,000	$7,132	$1,602,242	4.6%	(1)	100.0%

Note: Includes amounts for secured mortgage debt related to assets held for sale.
(1) Excluding the revolving credit facility and term loan, the weighted average interest rate would be 5.4% for 2015, 6.9% for 2019 and 5.4% for the total.

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of December 31, 2012 and 2011
(in thousands)

Debt Instrument	Maturity Date	Rate		December 31, 2012	December 31, 2011	Percent of Overall Debt Maturing
Mortgage Debt
Brawley Commons	07/01/2013	6.250%		$6,534	$6,625	0.4%
Buckhead Station	09/01/2013	6.880%		24,166	24,893	1.5%
South Point	07/10/2014	5.720%		6,924	7,168	0.4%
Southbury Green	01/05/2015	5.200%		21,000	21,000	1.3%
Davis Marketplace	02/19/2015	6.250%		16,164	16,377	1.0%
Darinor Plaza	05/01/2015	5.370%		18,658	—	1.2%
Danbury Green	01/05/2016	5.850%		24,700	24,700	1.5%
1225 2nd Avenue	06/01/2016	6.325%		16,655	—	1.0%
Glengary Shoppes	06/11/2016	5.750%		16,079	16,332	1.0%
Magnolia Shoppes	07/11/2016	6.160%		13,807	14,039	0.9%
Willows Shopping Center	10/11/2016	5.900%		55,245	55,895	3.4%
Culver	05/06/2017	5.580%		64,000	64,000	4.0%
Sheridan Plaza	10/10/2018	6.250%		61,488	62,416	3.8%
Danville-San Ramon Medical	03/15/2019	6.900%		13,401	13,576	0.8%
1175 Third Avenue	05/01/2019	7.000%		7,001	7,221	0.4%
BridgeMill	05/05/2021	7.940%		7,528	7,831	0.5%
Westport Plaza	08/01/2023	7.490%		3,890	4,048	0.3%
Aventura Square / Oakbrook Square / Treasure Coast Plaza	02/28/2024	6.500%		25,944	—	1.6%
Webster Plaza	08/15/2024	8.070%		7,070	7,283	0.5%
Vons Circle Center	10/10/2028	5.200%		10,793	11,223	0.7%
Copps Hill Plaza	01/01/2029	6.060%		18,109	18,756	1.2%
Plaza Escuela	10/11/2012	6.800%		—	37,057	N/A
Pablo Plaza	04/11/2013	5.814%		—	7,309	N/A
West Bird Plaza	04/11/2013	5.814%		—	8,223	N/A
Chastain Square	02/28/2024	6.500%		—	2,937	N/A
Daniel Village	02/28/2024	6.500%		—	3,211	N/A
Douglas Commons	02/28/2024	6.500%		—	3,826	N/A
Madison Centre	02/28/2024	6.500%		—	2,937	N/A
Paulding Commons	02/28/2024	6.500%		—	4,987	N/A
Siegen Village	02/28/2024	6.500%		—	3,245	N/A
Wesley Chapel Crossing	02/28/2024	6.500%		—	2,562	N/A
Total mortgage debt excluding mortgage debt associated with assets held for sale (21 loans outstanding)	4.35 years	6.09%	(3)	$439,156	$459,677	27.4%
Unamortized/unaccreted premium/(discount)				9,064	10,236	0.6%
Total mortgage debt (including unamortized/unaccreted premium/(discount))				$448,220	$469,913	28.0%
Mortgage Debt Associated with Assets Held for Sale
Mableton Crossing	08/15/2018	6.850%		$2,818	$3,087	0.2%
Grassland Crossing	12/01/2016	7.865%		—	4,301	N/A
Fairview Oaks	02/28/2024	6.500%		—	3,622	N/A
Summerlin Square	02/01/2014	6.750%		—	1,067	N/A
222 Sutter Street	09/15/2016	5.390%		—	27,284	N/A
Total mortgage debt on held for sale (1 loan outstanding)	5.62 years	6.85%	(3)	$2,818	$39,361	0.2%
Unamortized/unaccreted premium/(discount)				74	285	N/A
Total mortgage debt (including unamortized/unaccreted premium/(discount))				$2,892	$39,646	0.2%

See footnotes on page 32.

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of December 31, 2012 and 2011 (unaudited)
(in thousands)

Debt Instrument	Maturity Date	Rate		December 31, 2012	December 31, 2011	Percent of Overall Debt Maturing

Total Secured debt (22 loans outstanding)	4.35 years	6.09%	(3)	$441,974	$499,038	27.6%
Unamortized/unaccreted premium/(discount)				9,138	10,521	0.6%
Total mortgage debt (including unamortized/unaccreted premium/(discount))				$451,112	$509,559	28.2%

Unsecured senior notes payable
7.84% senior notes	01/23/2012	7.840%		$—	$10,000	N/A
6.25% senior notes	12/15/2014	6.250%		—	250,000	N/A
5.375% senior notes	10/15/2015	5.375%		107,505	107,505	6.7%
6.00% senior notes	09/15/2016	6.000%		105,230	105,230	6.6%
6.25% senior notes	01/15/2017	6.250%		101,403	101,403	6.3%
6.00% senior notes	09/15/2017	6.000%		116,998	116,998	7.3%
3.75% senior notes	11/15/2022	3.750%		300,000	—	18.7%
Total unsecured senior notes payable	6.35 years	5.02%	(3)	$731,136	$691,136	45.6%
Unamortized/unaccreted premium/(discount)				(2,006)	(2,340)	(0.1%)
Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))				$729,130	$688,796	45.5%

Term Loan
$250MM - Term Loan (2)	02/13/2019	3.370%	(1) (5)	250,000	—	15.6%
Total term loans	6.12 years	3.37%	(3)	$250,000	$—	15.6%

Revolving credit facilities
$575MM Line of Credit Unsecured	09/30/2015	1.770%	(5)	$172,000	$138,000	10.7%
$15MM Bank Line of Credit Unsecured	08/07/2013	N/A		—	—	N/A
Total revolving credit facilities				$172,000	$138,000	10.7%

Total debt	5.69 years(4)	5.06%	(3)	$1,595,110	$1,328,174	99.5%
Unamortized/unaccreted premium/(discount)				7,132	8,181	0.5%
Total debt (including unamortized/unaccreted premium/(discount))				$1,602,242	$1,336,355	100.0%

Senior Unsecured Debt Ratings
Moody’s				Baa2-(Stable)	Baa3 (Positive)
S&P				BBB-(Stable)	BBB-(Stable)

(1) The effective fixed interest rate in effect on December 31, 2012.
(2) The outstanding balance has been swapped to a fixed interest rate based on a one month LIBOR in arrears, plus 1.47%. The indicated interest rate and the weighted average interest rate for the term loan includes the effect of the swap. The fair value of the swap at December 31, 2012 was a liability of $7.0 million.
(3) Calculated based on weighted average interest rates of outstanding balances at December 31, 2012.
(4) Weighted average maturity in years for December 31, 2012 excludes $172 million drawn under the revolving credit facility which expires on September 30, 2015.
(5) The effective interest rate on December 31, 2012. Effective January 1, 2013, as a result of the Moody's upgrade of our senior unsecured debt rating to Baa2, the term loan and revolving credit facility will have effective interest rates of 3.17% and 1.25%, respectively.

EQUITY ONE, INC.
BALANCE SHEETS & STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES
December 31, 2012 (unaudited)
(in thousands)

BALANCE SHEETS OF UNCONSOLIDATED JOINT VENTURES			As of December 31, 2012
Co-Investment Partner	EQY Ownership Interest	Type	Total Assets	Total Debt	Total Equity
DRA Advisors	20.0%	Retail/Office	$54,462	$35,520	$17,389
GRI	10.0%	Retail	$254,072	$126,868	$118,207
New York State Common Retirement Fund	30.0%	Retail	$211,255	$94,654	$93,310
Various (1)	50.0-50.5% (3)	Retail/Office	$97,119	$34,928	$60,216

STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES			For the three months ended December 31, 2012
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense (2)	Net (Loss)/ Income
DRA Advisors	20.0%	Retail/Office	$1,654	$659	$523	$585	$(132)
GRI	10.0%	Retail	$6,066	$1,737	$1,381	$2,418	$531
New York State Common Retirement Fund	30.0%	Retail	$1,898	$573	$730	$123	$(24)
Various (1)	50.0-50.5% (3)	Retail/Office	$3,128	$1,118	$850	$462	$695

			For the year ended December 31, 2012
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense (2)	Net (Loss)/ Income
DRA Advisors	20.0%	Retail/Office	$6,675	$2,808	$2,135	$2,337	$(685)
GRI	10.0%	Retail	$26,511	$7,169	$7,005	$9,407	$2,930
New York State Common Retirement Fund	30.0%	Retail	$6,897	$2,015	$2,739	$132	$681
Various (1)	50.0-50.5% (3)	Retail/Office	$11,307	$4,315	$4,055	$2,605	$312
Note: Amounts shown above reflect 100% of the joint venture balance sheet and income statement line items.
(1) Various includes Talega Village Center JV, LLC, Vernola Marketplace JV, LLC and Parnassus Heights Medical Center.
(2) Interest expense includes amortization of deferred financing fees and is net of investment income.
(3) Our effective interest in Talega Village Center JV, LLC and Vernola Marketplace JV, LLC is 48% when considering the 5% noncontrolling interest held by Vestar Development Company.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT
As of December 31, 2012 (unaudited)

								Number of tenant		Supermarket anchor
Property	JV	EQY Ownership %	Type	City, State	Year Built / Renovated	Total Sq. Ft.	Percent Leased	Leased	Vacant	Sq. Ft.	Name	Expiration Date	Other anchor tenants	Average base rent per leased SF
Airpark Plaza Shopping Center	GRI	10.0%	Retail	Miami, FL	1971 / 1998 / 2004 / 2008	172,093	98.0%	35	3	30,000	Publix	10/31/2024	Burlington Coat Factory / Office Depot	$15.64
Concord Shopping Plaza	GRI	10.0%	Retail	Miami, FL	1962 / 1992 / 1993	298,182	99.0%	22	2	78,000	Winn-Dixie	09/30/2014	Home Depot / Big Lots / Dollar Tree	$10.98
Presidential Markets	GRI	10.0%	Retail	Snellville, GA	1993 / 2000	396,432	95.3%	34	4	56,146	Publix	12/31/2019	Marshalls / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / PetSmart	$12.05
Shoppes of Ibis	GRI	10.0%	Retail	West Palm Beach, FL	1999	79,420	92.9%	15	3	51,420	Publix	05/31/2019		$12.89
Shoppes at Quail Roost	GRI	10.0%	Retail	Miami, FL	2005	73,550	88.6%	14	6	44,840	Publix	06/30/2025		$13.63
Shoppes of Sunset	GRI	10.0%	Retail	Miami, FL	1979 / 2009	21,784	71.9%	12	5					$23.83
Shoppes of Sunset II	GRI	10.0%	Retail	Miami, FL	1980 / 2009	27,676	71.7%	14	3					$18.94
Sparkleberry Square	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	154,217	96.1%	9	1				PetSmart / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less / Best Buy	$11.61
Sparkleberry Kohl’s	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	85,961	100.0%	1	—				Kohl’s	$7.74
Sparkleberry Kroger	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	98,623	95.8%	11	3	67,943	Kroger	08/31/2017		$13.16
1900/2000 Offices	DRA	20.0%	Office	Boca Raton, FL	1979 / 1982 / 1986 / 2007	117,773	70.0%	23	10				RN Network	$17.91
Penn Dutch Plaza	DRA	20.0%	Retail	Margate, FL	1989	155,622	88.8%	14	8	70,358	Penn Dutch Food Center	12/31/2013	You Fit Health Club / Florida Career College	$9.22
Plantation Marketplace	DRA	20.0%	Retail	Plantation, FL	1963 / 1998	223,799	80.1%	28	12	43,386	Winn-Dixie	11/05/2014	Beall’s / Just Fit / Big Lots / CVS / Disability Law Claims	$11.65
Talega Village	VESTAR	50.5%	Retail	San Clemente, CA	2007	102,282	80.2%	19	9	46,000	Ralph’s	12/31/2027		$17.60
Vernola Market	VESTAR	50.5%	Retail	Mira Loma, CA	2007	382,963	91.0%	31	7				PetCo / Ross / Bed Bath & Beyond / Michaels / Lowe’s	$11.05
Parnassus Heights Medical Center	CSC	50.0%	Medical Office	San Francisco, CA	1968	146,046	99.3%	51	2					$28.50
Country Walk Plaza	NYSCRF	30.0%	Retail	Miami, FL	1985 / 2006 / 2008	100,686	86.9%	24	5	39,795	Publix	10/23/2015	CVS Pharmacy	$17.96
Veranda Shoppes	NYSCRF	30.0%	Retail	Plantation, FL	2007	44,888	100.0%	9	—	28,800	Publix	04/30/2027		$26.12
Northborough Crossing	NYSCRF	30.0%	Retail	Northborough, MA	2011	583,262	100.0%	24	—	139,449	Wegmans	10/31/2036	TJ Maxx / Kohl's / Eastern Mountain Sports / BJ's / Golf Town USA / PetSmart / Michaels / Toys "R" Us / Babies "R" Us	$13.86
Old Connecticut Path	NYSCRF	30.0%	Retail	Framingham, MA	1994	80,198	100.0%	4	—	72,500	Stop & Shop	06/30/2014		$20.10
TOTAL UNCONSOLIDATED SHOPPING CENTER PORTFOLIO (20)						3,345,457		394	83	768,637				$14.17

EQUITY ONE, INC.
DEBT SUMMARY OF UNCONSOLIDATED JOINT VENTURES
As of December 31, 2012 and 2011
(in thousands)

Co-Investment Partner	Debt Instrument	Equity One’s Ownership	Maturity Date	Rate (1)	Balance at December 31, 2012		Balance at December 31, 2011

Mortgage debt
GRI	Sparkleberry Square (Kohl’s)	10.0%	11/01/2012	6.17%	$—	(4)	$5,541
GRI	Floating rate loan (2)	10.0%	07/01/2013	6.35%	120,000		120,000
GRI	Sparkleberry Square (Kroger)	10.0%	06/30/2020	6.75%	4,845		5,326
DRA Advisors	Fixed rate loan	20.0%	11/11/2014	5.56%	35,850		36,608
Vestar	Vestar/EQY Talega LLC	50.5%	10/01/2036	5.01%	11,613		11,860
Vestar	Vestar/EQY Vernola LLC	50.5%	08/06/2041	5.11%	23,315		23,637
Parnassus Heights Medical Center	Parnassus Heights Medical Center	50.0%	03/15/2028	6.25%	—	(4)	16,133
New York State Common Retirement Fund	Equity One (Country Walk) LLC	30.0%	11/01/2015	5.22%	13,090		13,292
New York State Common Retirement Fund	Equity One JV Sub CT Path LLC	30.0%	01/01/2019	5.74%	10,043		10,413
New York State Common Retirement Fund	Equity One JV Sub Northborough LLC	30.0%	02/10/2021	4.18%	70,388		—

Interest Rate Swap
GRI	Fair value of $120MM floating-to-fixed interest rate swap	10.0%	06/01/2013	4.40%	2,107		6,693

	Net interest premium (3)				715		446

	Total debt				$291,966		$249,949

	Equity One’s pro-rata share of unconsolidated joint venture debt				$65,295		$54,455

(1)	The rate in effect on December 31, 2012.

(2)	The loan balance bears interest at a floating rate of LIBOR + 1.95%, which has been swapped to a fixed rate of 6.35%.

(3)	Net interest premium is the total for all joint ventures.

(4)	During 2012, two of our joint ventures repaid their indebtedness totaling $21.1 million for which we made related payments totaling $7.5 million.